EXHIBIT 19.1
                                                                    ------------

FRANKLIN AUTO TRUST 2003-2
MONTHLY SERVICING REPORT

COLLECTION PERIOD:                             SEPTEMBER 2004
DISTRIBUTION DATE:                             OCTOBER 15, 2004
NUMBER OF DAYS IN DISTRIBUTION PERIOD:         30

SECTION I.  ORIGINAL DEAL PARAMETERS

  A.  ORIGINAL PORTFOLIO                                                             PRINCIPLE WEIGHTED AVERAGE
                                       NUMBER OF         PRINCIPAL       COUPON    ORIGINAL TERM   REMAINING TERM     SEASONING
                                       CONTRACTS          BALANCE         (WAC)       (MONTHS)        (MONTHS)        (MONTHS)
                                    -----------------------------------------------------------------------------------------------
      i.     Prime Loans                 6,050        114,302,198.29     6.71%          67.60           65.84           1.76
      ii.    Non-Prime Loans             3,576         63,406,985.80    11.63%          67.19           65.42           1.77
      iii.   Sub-Prime Loans               176          2,315,816.03    18.41%          61.00           59.07           1.93
      iv.    Pre-funding account                       45,000,000.00
      v.     Total Loans                 9,802        225,025,000.12     8.60%          67.37           65.61           1.76

  B.  BONDS ISSUED
                                    ORIGINAL PRINCIPAL                    LEGAL FINAL
                                         BALANCE           COUPON          MATURITY                 CUSIP
                                    -------------------------------------------------------------------------------
      i.     Class A-1 Notes          25,000,000.00        1.14%        November 15, 2004           35242RAY0
      ii.    Class A-2 Notes          79,000,000.00        1.61%         January 15, 2007           35242RAZ7
      iii.   Class A-3 Notes          41,000,000.00        2.31%         January 15, 2008           35242RBA1
      iv.    Class A-4 Notes          80,000,000.00        3.13%        November 15, 2011           35242RBB9

  C.  SPREAD ACCOUNT

      i.     Initial Cash Deposit                              0.00
      ii.    Spread Account Floor Amount               2,250,250.00
      iii.   Specified Spread Account Amount                   5.25% of Outstanding Pool Balance
      iv.    Maximum Spread Account Amount                    10.00% of Outstanding Pool Balance
      v.     Initial Payment Provider Commitment       7,313,312.50

SECTION II.  DEAL STATUS AS OF PREVIOUS DISTRIBUTION DATE

  A.  PORTFOLIO                                                                  PRINCIPLE WEIGHTED AVERAGE
                                      NUMBER OF       PRINCIPAL      COUPON    ORIGINAL TERM  REMAINING TERM     SEASONING
                                      CONTRACTS        BALANCE        (WAC)       (MONTHS)       (MONTHS)        (MONTHS)
                                    ------------------------------------------------------------------------------------------

      i.     Prime Loans                  6,400    106,844,188.76    6.69%        67.73            57.48            10.25
      ii.    Non-Prime Loans              3,630     58,242,294.39   11.48%        67.59            57.56            10.03
      iii.   Sub-Prime Loans                174      2,072,029.03   18.46%        60.98            50.84            10.14
      iv.    Pre-Funding Account                             0.00
      v.     Total Loans                 10,204    167,158,512.18    8.50%        67.60            57.43            10.17

  B.  BONDS OUTSTANDING
                                                                            UNPAID INTEREST
                                                                               SHORTFALL
                                                          PRINCIPAL BALANCE      AMOUNT
                                                          -----------------------------------
      i.     Class A-1 Notes                                        0.00          0.00
      ii.    Class A-2 Notes                               46,133,512.18          0.00
      iii.   Class A-3 Notes                               41,000,000,00          0.00
      iv.    Class A-4 Notes                               80,000,000.00          0.00

  C.  SPREAD ACCOUNT

      i.     Spread Account Cash Balance                    2,250,250.00
      ii.    Payment Provider Commitment                    6,525,571.89

  D.  SHORTFALL AMOUNTS

      i.     Base Servicing Fee Shortfall                           0.00
      ii.    Surety Fee Shortfall                                   0.00
      iii.   Unreimbursed Surety Draws                              0.00
      iv.    Unreimbursed Insurer Optional Deposit                  0.00
      v.     Additional Servicing Fee Shortfall                     0.00

SECTION II.  DEAL STATUS AS OF PREVIOUS DISTRIBUTION DATE

  E.  DELINQUENCIES IN PERIOD

                                      30-59 DAYS      60-89 DAYS     90-119 DAYS     120+ DAYS       REPO IN       CHARGE OFFS IN
                                                                                                    INVENTORY          PERIOD
                                   ------------------------------------------------------------------------------------------------
  PRINCIPAL BALANCE
      i.     Prime Loans                410,668.46      59,181.71           0.00     63,016.00        89,648.48       129,082.40
      ii.    Non-Prime Loans            668,211.78     223,894.30      76,935.82    102,981.24       215,625.12       285,028.56
      iii.   Sub-Prime Loans             65,201.55      22,368.09      12,778.77          0.00        35,146.86        14,539.05
      iv.    Total Loans              1,144,081.79     305,444.10      89,714.59    165,997.24       340,420.46       428,650.01

                                      30-59 DAYS      60-89 DAYS     90-119 DAYS     120+ DAYS       REPO IN       CHARGE OFFS IN
                                                                                                    INVENTORY          PERIOD
                                   ------------------------------------------------------------------------------------------------
  NUMBER OF CONTRACTS
      i.     Prime Loans                    23               4              0             3                5                5
      ii.    Non-Prime Loans                43              15              5             7               11               17
      iii.   Sub-Prime Loans                 5               1              1             0                2                1
      iv.    Total Loans                    71              20              6            10               18               23


  PRINCIPAL BALANCE AS A % OF         30-59 DAYS      60-89 DAYS     90-119 DAYS     120+ DAYS       REPO IN       CHARGE OFFS IN
                                                                                                    INVENTORY          PERIOD
                                   ------------------------------------------------------------------------------------------------
     PREVIOUS BALANCE
      i.     Prime Loans                   0.38%           0.06%          0.00%         0.06%            0.08%            0.12%
      ii.    Non-Prime Loans               1.15%           0.38%          0.13%         0.18%            0.37%            0.49%
      iii.   Sub-Prime Loans               3.15%           1.08%          0.62%         0.00%            1.70%            0.70%
      iv.    Total Loans                   0.68%           0.18%          0.05%         0.10%            0.20%            0.26%

  NUMBER OF CONTRACTS AS A % OF       30-59 DAYS      60-89 DAYS     90-119 DAYS     120+ DAYS       REPO IN       CHARGE OFFS IN
                                                                                                    INVENTORY          PERIOD
                                   ------------------------------------------------------------------------------------------------
     PREVIOUS NUMBER
      i.     Prime Loans                   0.36%           0.06%          0.00%         0.05%            0.08%            0.08%
      ii.    Non-Prime Loans               1.18%           0.41%          0.13%         0.18%            0.37%            0.49%
      iii.   Sub-Prime Loans               2.87%           0.57%          0.57%         0.00%            1.15%            0.57%
      iv.    Total Loans                   0.70%           0.20%          0.06%         0.10%            0.18%            0.23%

SECTION III.  COLLECTION PERIOD ACTIVITY AND CURRENT STATUS

  A.  PORTFOLIO                                                                   PRINCIPAL WEIGHTED AVERAGE
                                     NUMBER OF      PRINCIPAL       COUPON      ORIGINAL TERM    REMAINING TERM     SEASONING
                                     CONTRACTS       BALANCE        (WAC)          (MONTHS)         (MONTHS)        (MONTHS)
                                    ---------------------------------------------------------------------------------------------
      i.     Prime Loans                6,248    102,859,389.78     6.69%            67.78            56.56            11.22
      ii.    Non-Prime Loans            3,533     55,865,367.95    11.46%            67.61            56.63            10.98
      iii.   Sub-Prime Loans              169      1,976,977.93    18.47%            60.93            49.83            11.10
      iv.    Pre-funding Account                           0.00
      v.     Total Loans                9,950    160,701,735.66     8.49%            67.64            56.50            11.14

  B.  DELINQUENCIES IN PERIOD
                                    30-59 DAYS     60-89 DAYS    90-119 DAYS      120+ DAYS          REPO IN     CHARGE OFFS IN
                                                                                                    INVENTORY    PERIOD
                                  ------------------------------------------------------------------------------------------------
  PRINCIPAL BALANCE
      i.     Prime Loans             329,720.24     283,158.97    48,411.96          27,315.89      158,312.50        58,104.89
      ii.    Non-Prime Loans         589,738.62     215,098.30   109,208.95         130,672.49      259,363.10       201,420.93
      iii.   Sub-Prime Loans          68,382.50           0.00         0.00               0.00            0.00        35,146.86
      iv.    Total Loans             987,841.36     498,257.27   157,620.91         157,988.38      417,675.60       294,672.68

                                    30-59 DAYS     60-89 DAYS    90-119 DAYS      120+ DAYS          REPO IN      CHARGE OFFS IN
                                                                                                    INVENTORY         PERIOD
                                  ------------------------------------------------------------------------------------------------
  NUMBER OF CONTRACTS
      i.     Prime Loans                 19              13            3                  1               7                4
      ii.    Non-Prime Loans             43              13           10                  9              15               10
      iii.   Sub-Prime Loans              4               0            0                  0               0                2
      iv.    Total Loans                 66              26           13                 10              22               16


  PRINCIPAL BALANCE AS A % OF       30-59 DAYS     60-89 DAYS    90-119 DAYS      120+ DAYS          REPO IN      CHARGE OFFS IN
                                                                                                    INVENTORY         PERIOD
                                  ------------------------------------------------------------------------------------------------
     CURRENT BALANCE
      i.     Prime Loans                0.32%           0.28%        0.05%              0.03%           0.15%            0.06%
      ii.    Non-Prime Loans            1.06%           0.39%        0.20%              0.23%           0.46%            0.36%
      iii.   Sub-Prime Loans            3.46%           0.00%        0.00%              0.00%           0.00%            1.78%
      iv.    Total Loans                0.61%           0.31%        0.10%              0.10%           0.26%            0.18%

  NUMBER OF CONTRACTS AS A % OF     30-59 DAYS     60-89 DAYS    90-119 DAYS      120+ DAYS          REPO IN      CHARGE OFFS IN
                                                                                                    INVENTORY         PERIOD
                                  ------------------------------------------------------------------------------------------------
     CURRENT NUMBER
      i.     Prime Loans                0.30%           0.21%        0.05%              0.02%           0.11%            0.06%
      ii.    Non-Prime Loans            1.22%           0.37%        0.28%              0.25%           0.42%            0.28%
      iii.   Sub-Prime Loans            2.37%           0.00%        0.00%              0.00%           0.00%            1.18%

      iv.    Total Loans                0.66%           0.26%        0.13%              0.10%           0.22%            0.16%


SECTION III.  COLLECTION PERIOD ACTIVITY AND CURRENT STATUS
  C.  COLLECTIONS
      i.     Simple Interest Contracts
             a.  Interest Collections                               1,155,904.95
             b.  Principal Collections                              6,162,103.84
      ii.    Net Liquidation Proceeds                                 136,760.50
      iii.   Post Disposition Recoveries                               15,299.94
      iv.    Repurchase Amounts
             a.  Interest                                                   0.00
             b.  Principal                                                  0.00

  D. PRE-FUNDING ACCOUNT
     i.      Beginning Balance                                              0.00
     ii.     Withdrawal from Pre-funding Account During                     0.00
             Current Collection Period
     iii.    Ending Balance                                                 0.00

  E.  TOTAL AVAILABLE
      i.     Total Interest Collections                             1,155,904.95
      ii.    Total Principal Collections                            6,298,864.34
      iii.   Collected Funds                                        7,454,769.29
      iv.    Reinvestment Income Collected in Spread Account              141.09
      v.     Reinvestment Income Collected in Pre-funding Account           0.00
      vi.    Monthly Capitalized Interest Amount                            0.00
      vii.   Reinvestment Income Collected in Spread Account            2,224.84

  F.  MONTH END POOL BALANCE
      i.     Beginning Pool Balance                               167,158,512.18
      ii.    Principal Collections                                  6,298,864.34
      iii.   Realized and Cram-Down Losses                            157,912.18
      iv.    Month End Pool Balance                               160,701,735.66

SECTION IV.  DISTRIBUTION CALCULATIONS
  A.  SERVICING FEE
      i.     Servicing Fee Rate
             a.  Prime Receivable @ 1.00%                              89,036.82
             b.  Non-prime Receivables @ 1.50%                         72,802.87
             c.  Sub-prime Receivables @ 2.00%                          3,453.38

             d.  Total Servicing Fee                                  165,293.07
             e.  Total Receivables @ 1.25%                            174,123.45
      ii.    Base Servicing Fee (less of id. and ie.)                 165,293.07
      iii.   Previous Servicing Fee Shortfall                               0.00
      iv.    Additional Servicing Fee                                       0.00
      v.     Previous Additional Servicing Fee Shortfall                    0.00
      vi.    Total Additional Servicing Fee                                 0.00
      vii.   Supplemental Servicing Fee                                36,785.14
      viii.  Total Supplemental Servicing Fee                          36,785.14

  B.  SURETY FEE
      i.     Surety Fee Rate                                              0.180%
      ii.    Base Surety Fee Due                                       25,070.03
      iii.   Previous Surety Fee Shortfall                                  0.00
      iv.    Total Surety Fee Due                                      25,070.03

  C.  BOND INTEREST
                                                                                             ACCRUED
                                    BOND       NUMBER                       PREVIOUS       INTEREST ON
                                  INTEREST     OF DAYS       CURRENT        INTEREST         INTEREST        TOTAL BOND
                                    RATE      IN PERIOD      INTEREST       SHORTFALL       SHORTFALL       INTEREST DUE
                                 ------------------------------------------------------------------------------------------
      i.     Class A-1 Notes        1.14%         30             0.00         0.00             0.00                0.00
      ii.    Class A-2 Notes        1.61%         30        61,895.80         0.00             0.00           61,895.80
      iii.   Class A-3 Notes        2.31%         30        78,925.00         0.00             0.00           78,925.00
      iv.    Class A-4 Notes        3.13%         30       208,666.67         0.00             0.00          208,666.67
      v.     Total                  2.51%                  349,487.46         0.00             0.00          349,487.46



SECTION IV. DISTRIBUTION CALCULATIONS
  D.  BOND PRINCIPAL
      i.     Beginning Note Balance                               167,133,512.18
      ii.    Current Pool Balance                                 160,676,735.66
      iii.   Principal Distributable Amount                         6,456,776.52

  E.  TOTAL REQUIRED DISTRIBUTIONS                                  6,996,627.08
  F.  TOTAL AVAILABLE FUNDS                                         7,470,069.23
  G.  REQUIRED DISTRIBUTION SHORTFALL                                       0.00
  H.  CASH AVAILABLE IN SPREAD ACCOUNT                              2,252,474.84
  I.  RESERVE ACCOUNT DRAW                                                  0.00
  J.  PAYMENT PROVIDER COMMITMENT                                   6,525,571.89
  K.  PAYMENT PROVIDER REQUIRED PAYMENT AMOUNT                              0.00
  L.  SURETY DRAW                                                           0.00
  M.  INSURER OPTIONAL DEPOSIT                                              0.00
  N.  TOTAL CASH AVAILABLE FOR DISTRIBUTIONS                        7,470,069.23

SECTION V.  WATERFALL FOR DISTRIBUTIONS
  A.  TOTAL AVAILABLE FUNDS                                         7,470,069.23

                                                                                                            REMAINING AMOUNT
                                                        AMOUNT DUE      AMOUNT PAID        SHORTFALL         AVAILABLE FOR
                                                                                                              DISTRIBUTION
                                                      --------------------------------------------------------------------------
  B.  SERVICING FEE                                      165,293.07       165,293.07            0.00          7,304,776.16
  C.  SURETY FEE                                          25,070.03        25,070.03            0.00          7,279,706.13
  D.  NOTE INTEREST                                      349,487.46       349,487.46            0.00          6,930,218.67
  E.  PRINCIPAL DISTRIBUTABLE AMOUNT                   6,456,776.52     6,456,776.52            0.00            473,442.15
  F.  INTEREST ON UNREIMBURSED SURETY DRAWS                    0.00             0.00            0.00            473,442.15
  G.  REIMBURSEMENT OF PREVIOUS SURETY DRAWS                   0.00             0.00            0.00            473,442.15
  H.  REIMBURSEMENT OF INSURER OPTIONAL DEPOSITS               0.00             0.00            0.00            473,442.15
  I.  RESERVE DEPOSIT                                          0.00             0.00            0.00            473,442.15
  J.  PAYMENT OF ADDITIONAL SERVICING FEE                      0.00             0.00            0.00            473,442.15
  K.  DEPOSIT TO CERTIFICATE DISTRIBUTION ACCT.          473,442.15       473,442.15            0.00                  0.00

SECTION VI.  BOND RECONCILIATION
                            BEGINNING BALANCE  PRINCIPAL PAID   ENDING BALANCE    INTEREST DUE   INTEREST PAID INTEREST SHORTFALL
                           -------------------------------------------------------------------------------------------------------
  A.  CLASS A-1 NOTES                   0.00            0.00              0.00            0.00          0.00         0.00
  B.  CLASS A-2 NOTES          46,133,512.18    6,456,776.52     39,676,735.66       61,895.80     61,895.80         0.00
  C.  CLASS A-3 NOTES          41,000,000.00            0.00     41,000,000.00       78,925.00     78,925.00         0.00
  D.  CLASS A-4 NOTES          80,000,000.00            0.00     80,000,000.00      208,666.67    208,666.67         0.00
  E.  TOTAL                   167,133,512.18    6,456,776.52    160,676,735.66      349,487.46    349,487.46         0.00


SECTION VII.  SPREAD ACCOUNT RECONCILIATION

  A.  NET YIELD CALCULATIONS
      i.     Current Month                                                                       3.58%

      ii.    Previous Month                                                                      2.97%
      iii.   Second Previous Month                                                               3.62%
      iv.    Three-Month Average                                                                 3.39%
      v.     Previous Three Month Average                                                        3.60%
      vi.    Second Previous Three Month Average                                                 3.74%
  B.  HAS NET YIELD TRIGGER EVENT OCCURRED AND IS IT CONTINUING?                                    NO
  C.  HAS SPREAD ACCOUNT  DEPOSIT EVENT OCCURRED  (CLAUSES (i) THROUGH (iv) OR (iv))?               NO
  D.  HAS SPREAD  ACCOUNT  DEPOSIT EVENT  OCCURRED  (CLAUSE (v))?                                   NO
  E.  REQUIRED SPREAD ACCOUNT PARAMETERS:
      i.     SPREAD ACCOUNT FLOOR AMOUNT                                                  2,250,250.00
      ii.    SPREAD ACCOUNT SPECIFIED AMOUNT                                              8,436,841.12
      iii.   SPREAD ACCOUNT MAXIMUM AMOUNT                                               16,070,173.57
      iv.    SPREAD ACCOUNT REQUIRED AMOUNT                                               2,250,250.00


  F.  ALLOCATIONS, DEPOSITS AND REDUCTIONS OF THE SPREAD ACCOUNT AND    DEPOSIT OF       CHANGE IN        CASH ON        PAYMENT
        THE PAYMENT PROVIDER COMMITMENT                                  CASH IN     PAYMENT PROVIDER    DEPOSIT IN      PROVIDER
                                                                      SPREAD ACCOUNT    COMMITMENT     SPREAD ACCOUNT   COMMITMENT
                                                                      -------------------------------------------------------------
      i.     Beginning Balance                                                                         2,252,474.84    6,525,571.89
      ii.    Deposit of Payment Provider Commitment into Spread
             Account upon Spread Account Deposit Event (i-iv or vi)           0.00             0.00    2,252,474.84    6,525,571.89
      iii.   Deposit of Payment Provider Commitment into Spread
             Account upon Spread Account Deposit Event (v)                    0.00             0.00    2,252,474.84    6,525,571.89
      iv.    Deposit to Spread Account from Waterfall                         0.00             0.00    2,252,474.84    6,525,571.89
      v.     Release from Spread Account when Net Yield Trigger
             Event Has Not Occurred or Has Been Deemed Cured             -2,224.84             0.00    2,250,250.00    6,525,571.89
      vi.    Release from Spread Account when Net Yield Trigger
             Event Has Occurred and Has Not Been Deemed Cured                 0.00             0.00    2,250,250.00    6,525,571.89
      vii.   Reduction of Payment Provider Commitment when Net Yield
             Trigger Event Not Occurred or Deemed Cured                       0.00       338,980.77    2,250,250.00    6,186,591.12
      viii.  Withdrawal from Spread Account for Insurer Optional
             Deposit                                                          0.00             0.00    2,250,250.00    6,186,591.12
      ix.    Reduction of Payment Provider Commitment when Net Yield
             Trigger Event Has Occurred and Not Deemed Cured                  0.00             0.00    2,250,250.00    6,186,591.12


SECTION VIII.  SURETY BOND RECONCILIATION

  A.  PREVIOUSLY UNREIMBURSED SURETY BOND DRAWS                                            0.00
  B.  INTEREST RATE ON OUTSTANDING DRAWS (PRIME + 1%)                                      5.75%
  C.  CURRENT INTEREST ACCRUED ON PREVIOUSLY OUTSTANDING DRAWS                             0.00

  D.  INTEREST PAID ON UNREIMBURSED SURETY DRAWS                                           0.00
  E.  NEW SURETY BOND DRAWS                                                                0.00
  F.  REIMBURSEMENT OF PREVIOUS SURETY DRAWS                                               0.00
  G.  UNREIMBURSED SURETY DRAWS                                                            0.00
  H.  PREVIOUS UNREIMBURSED INSURER OPTIONAL DEPOSITS                                      0.00
  I.  NEW INSURER OPTIONAL DEPOSIT                                                         0.00
  J.  REIMBURSEMENT OF PREVIOUS INSURER OPTIONAL DEPOSITS                                  0.00
  K.  UNREIMBURSED INSURER OPTIONAL DEPOSITS                                               0.00
  L.  NUMBER OF EXTENSIONS PERFORMED DURING THE CURRENT COLLECTION PERIOD                   100
  M.  BALANCE OF LOANS EXTENDED DURING THE CURRENT COLLECTION PERIOD               1,744,261.35

SECTION IX.  HISTORICAL PORTFOLIO PERFORMANCE

                                   PREVIOUS PERIOD                       PREVIOUS PERIOD    CURRENT     CURRENT PERIOD
                                     CUMULATIVE        CURRENT PERIOD       CUMULATIVE       PERIOD       PREPAYMENT
                                     CHARGE OFFS         CHARGE-OFFS          LOSSES         LOSSES         SPEED
                                ----------------------------------------------------------------------------------------
  i.     Prime Loans                  765,103.76         58,104.89          419,714.87    37,545.68         1.8173%
  ii.    Non-Prime Loans            1,406,017.85        201,420.93          659,152.94    93,657.10         2.1458%
  iii.   Sub-Prime Loans              101,287.91         35,146.86           42,853.35    11,409.46         2.4257%
  iv.    Total Loans                2,272,409.52        294,672.68        1,121,721.16   142,612.24         1.9436%

SECTION X.   FRANKLIN RESOURCES CREDIT RATING
  A.  MOODY'S
  i.     Short Term                            P-1
  ii.    Long Term                              A2

  B.  STANDARD AND POOR'S                 A/Stable/A-1





/s/ Harold E. Miller, Jr.                    /s/ Tonya B. Roemer
----------------------------                 ----------------------
Harold E. Miller, Jr.                        Tonya B. Roemer
President,CEO                                Vice President